Exhibit 10(d)                                                            No.___
                                                  Offeree Name:________________

                                GPN Network, Inc.
                             A Delaware Corporation

                    Confidential Private Placement Memorandum

                             Total Maximum Offering

                                   $3,500,000

   2,800,000 Units, each consisting of one share of Common Stock, and One Warrant to purchase one additional share of Common Stock for $2.50 per share.

                               Offering Price
                               $1.25 per Unit
                 20,000 Units ($25,000) Minimum Investment
                            -------------------

There is no minimum subscription amount which must be received in order for the Company to accept subscriptions.

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE'S SECURITIES LAWS. THEY ARE OFFERED PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION. THIS MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND NEITHER THAT COMMISSION NOR ANY STATE SECURITIES ADMINISTRATOR HAS PASSED UPON OR ENDORSED THE MERITS OF AN INVESTMENT IN THE COMPANY OR THE ACCURACY OR THE ADEQUACY OF THE INFORMATION CONTAINED IN THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY UNITS IN THE COMPANY IN ANY STATE OR JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL.

     AN INVESTMENT IN THIS COMPANY INVOLVES A SIGNIFICANT RISK OF LOSS OF AN INVESTOR'S ENTIRE INVESTMENT. See "CERTAIN RISK FACTORS."

     This offering is being conducted through GoNow Securities, Inc., a wholly-owned subsidiary of the Company, as placement agent (the "Placement Agent"). The Company has agreed to pay the Placement Agent sales commissions equal to 10% of the gross proceeds of the offering, as well as a non-accountable expense allowance of 3% of the gross proceeds of the offering. The Company has also agreed to sell the Placement Agent warrants to purchase a number of Units equal to 10% of the number of Units sold in this offering, at an exercise price of 110% of the Units price. The Company has also agreed to indemnify the Placement Agent for certain liabilities, including liabilities under the Securities Act
                             GoNow Securities, Inc.

                The Date of this Memorandum is February 20, 2001

- --------------------------------------------------------------------------------
                                 ATTENTION
- --------------------------------------------------------------------------------
THE UNITS OFFERED BY THIS MEMORANDUM MAY NOT BE OFFERED OR SOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS. AS A RESULT, AN INVESTOR MUST BE IN A POSITION TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THE COMPANY FOR POTENTIALLY A SIGNIFICANT PERIOD OF TIME.

PROSPECTIVE INVESTORS SHOULD NOT VIEW THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX OR INVESTMENT ADVICE. EACH INVESTOR SHOULD CONSULT HIS OR HER OWN COUNSEL, ACCOUNTANT OR FINANCIAL ADVISER AS TO LEGAL, TAX AND RELATED MATTERS CONCERNING AN INVESTMENT IN THE COMPANY.

THE INFORMATION IN THIS MEMORANDUM IS GIVEN AS OF THE DATE ON THE COVER PAGE, UNLESS ANOTHER TIME IS SPECIFIED, AND INVESTORS MAY NOT INFER FROM EITHER THE SUBSEQUENT DELIVERY OF THIS MEMORANDUM OR ANY SALE OF UNITS THAT THERE HAS BEEN NO CHANGE IN THE FACTS DESCRIBED SINCE THAT DATE.

THE COMPANY WILL PROVIDE THE RECIPIENT IDENTIFIED ON THE COVER OF THIS MEMORANDUM AND HIS OR HER AUTHORIZED REPRESENTATIVES WITH THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING, AND TO OBTAIN ANY ADDITIONAL INFORMATION CONCERNING THIS OFFERING, TO THE EXTENT THE COMPANY POSSESSES SUCH ADDITIONAL INFORMATION OR CAN OBTAIN IT WITHOUT UNREASONABLE EFFORT OR EXPENSE.

NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THIS OFFERING TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH AN OFFER IS NOT AUTHORIZED, OR TO ANY INDIVIDUAL WHO DOES NOT MEET THE INVESTOR SUITABILITY STANDARDS DESCRIBED IN THIS MEMORANDUM. PROSPECTIVE INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY MEET THE INVESTOR SUITABILITY STANDARDS AND THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS, RISKS AND MERITS OF THIS OFFERING. OFFERS ARE MADE ONLY TO PERSONS WHO MEET THE INVESTOR SUITABILITY STANDARDS SET FORTH UNDER "WHO SHOULD INVEST."

PURCHASING THE UNITS INVOLVES SUBSTANTIAL RISKS. PRIOR TO DECIDING WHETHER TO INVEST, EACH PROSPECTIVE INVESTOR SHOULD CONSIDER ALL OF THE INFORMATION CONTAINED IN THE MEMORANDUM, ESPECIALLY THE MATTERS DESCRIBED IN THE SECTION ENTITLED "CERTAIN RISK FACTORS."

THIS MEMORANDUM CONTAINS CONFIDENTIAL NON-PUBLIC INFORMATION. ANY REPRODUCTION OR DISTRIBUTION, IN WHOLE OR IN PART, OR THE DISCLOSURE OF ANY OF THE INFORMATION CONTAINED HEREIN, WITHOUT THE PRIOR CONSENT OF THE COMPANY IS PROHIBITED. THE RECIPIENT OF THIS MEMORANDUM AGREES TO RETURN THIS MEMORANDUM PROMPTLY TO THE COMPANY WITHOUT MAKING OR RETAINING COPIES THEREOF IF THE RECIPIENT ELECTS NOT TO SUBSCRIBE FOR PURCHASE OF THE UNITS.

THE UNITS OFFERED HEREBY ARE SUBJECT TO THE PROVISIONS OF, AND EACH OF THE INVESTORS PURCHASING ANY UNITS WILL BE REQUIRED TO EXECUTE A SUBSCRIPTION AGREEMENT. PURCHASE OF THE UNITS SHOULD BE MADE ONLY AFTER A COMPLETE AND THOROUGH REVIEW OF THE PROVISIONS OF SUCH DOCUMENT. IN THE EVENT THAT ANY OF THE

TERMS, CONDITIONS OR OTHER PROVISIONS OF SUCH DOCUMENT ARE INCONSISTENT WITH OR CONTRARY TO THE DESCRIPTIONS OR TERMS IN THIS MEMORANDUM, SUCH AGREEMENT WILL CONTROL.

INVESTORS WHO PURCHASE UNITS AND RESELL THE UNITS MAY BE DEEMED TO BE "UNDERWRITERS" UNDER SECTION 2(11) OF THE SECURITIES ACT AND MAY BE SUBJECT TO ALL LIABILITIES IMPOSED UPON "UNDERWRITERS" UNDER SUCH SECURITIES ACT IN CONNECTION WITH THE RESALE OF THE SECURITIES.

THIS OFFER CAN BE WITHDRAWN AT ANY TIME BEFORE ANY CLOSING AND IS SPECIFICALLY MADE SUBJECT TO THE CONDITIONS DESCRIBED IN THIS MEMORANDUM. THE COMPANY, IN ITS SOLE DISCRETION, RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART OR TO ALLOT TO ANY SUBSCRIBER LESS THAN THE AMOUNT FOR WHICH THE SUBSCRIBER HAS SUBSCRIBED.

THIS OFFERING MAY NOT BE CONDUCTED PURSUANT TO ANY GENERAL SOLICITATION OR ADVERTISING.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION, INCLUDING THE MERITS AND RISKS INVOLVED. THE UNITS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                                                     Page




Summary of the Offering ...............................................2

Available Information..................................................6

Company Business ......................................................7

Management ...........................................................14

Financial Information.................................................18

Certain Risk Factors .................................................21

Who Should Invest; Subscription Procedures............................28

Description of Securities ............................................31

Legal Counsel ........................................................33



Appendix A  - Subscription Agreement and Subscription Supplement

Appendix  B - Warrant Agreement and Form of Warrant

                                GPN Network, Inc.
                             A Delaware Corporation
                    Confidential Private Placement Memorandum

                             Total Maximum Offering
                                   $3,500,000
     2,800,000 Units offered at $1.25 per Unit, each consisting of one share of Common Stock and One Warrant to purchase one additional share of common stock for $2.50 per share.

GPN Network, Inc., a Delaware corporation ("GPNN" or the "Company") is offering (the "Offering") a maximum of 2,800,000 Units ($3,500,000), each Unit consisting of one share of common stock of the Company ("Common Stock") and one Warrant to purchase one additional share of Common Stock at an exercise price of $2.50 per share. The Warrants are exercisable until March 12, 2004, provided that the Company may, if the price of the Common Stock exceeds certain target levels, require that the Warrants be exercised within thirty days of the date the Common Stock price reaches the target levels. See "Description of Securities - Warrant."

The Company has not generated significant revenues as of the date of this Memorandum. The Company's predecessor was initially formed in December 1999 as Go Public Network, Inc. and commenced business operations as GoPublicNow.com in April 2000. The Company merged in April 2000 with a public reporting company formerly known as DermaRX. Shares of the Company's Common Stock are traded on the Nasdaq OTC Bulletin Board. Investors in Units should note, however, that the Common Stock and Warrants offered hereby have not been registered with the SEC, and therefore are considered "restricted securities" under SEC Rule 144, and may not be sold except in compliance with the requirements of SEC Rule 144 or in connection with a registered offering.
- --------------------------------------------------------------------------------
                                Price to        Selling          Proceeds
                                Investors       Commissions(1)   to Company(2)
- --------------------------------------------------------------------------------
Per Unit                      $       1.25      $   0.1625       $    1.0875
Total Offering                $  3,500,000      $  455,000       $ 3,045,000
- --------------------
(1) Includes commissions payable to the Placement Agent of 10% of the gross proceeds of the Offering and a nonaccountable expense allowance of 3% of the gross proceeds. The Company shall also grant warrants to the Placement Agent exercisable for a number of shares of common stock equal to 10% of the Units sold in the Offering at an exercise price of 110% of the Unit price.

(2) Does not include offering expenses payable by the Company of approximately $105,000, for legal, accounting, printing, and marketing costs. See "Use of Proceeds."
- ------------------------------
The Placement Agent, as agent for the Company, has agreed to offer the Units on a "best efforts" basis. The Offering is made only to persons who qualify as "accredited investors" and who meet the other suitability standards described herein. See "Who Should Invest; Subscription Procedures." Furthermore, the Placement Agent is a wholly-owned subsidiary of GPN Network. Some of the officers and employees of the Placement Agent are shareholders of GPN Network. The officers and directors of the Company will not receive commissions from any subscriptions to this offering.

- --------------------------------------------------------------------------------
                             SUMMARY OF THE OFFERING
- --------------------------------------------------------------------------------
The following is only a summary of the information contained in this Memorandum. It is qualified in its entirety by the remainder of this Memorandum. Prospective investors should consult their own advisers as to the consequences and risks of an investment in the Company.

                 The Company GPN Network, Inc. ("GPNN" or the "Company") See "Company Business" is a Delaware corporation engaged in the business, through its subsidiaries, affiliates and strategic alliances, of assisting unaffiliated early stage development and small to mid-sized emerging growth companies, with financial and business development services, including raising capital in private and public offerings. The Company provides these services using both brick and mortar and internet technology
                              through      its      marketing       website
                              www.gopublicnow.com. The Company currently has two operating subsidiaries: (1) GoNow Securities, Inc., member NASD, SIPC, which is a Broker/Dealer registered in 23 states and pending registration in the remaining 27 states; and (2) GoBizNow, Inc., which provides business and technology consulting services, internet design, development, and implementation, and traditional marketing services to early stage development and small to mid-sized emerging growth companies. A third subsidiary, GPN Securities, is in the membership application process with the NASD to become a full service brokerage firm.

                              A predecessor corporation, Go Public Network, Inc. was originally organized as a Nevada corporation ("GPN-Nevada") in December 1999. Effective on April 6, 2000, GPN-Nevada completed a reverse merger with DermaRx Corporation, a Delaware corporation, the shares of which were traded on the Nasdaq OTC Bulletin Board. As a result of the merger, GPN-Nevada was merged into DermaRx Corporation, that company changed its name to GoPublicNow.com, Inc., and the Nasdaq trading symbol was changed to "GNOW." Also in connection with the merger, all of the outstanding shares of common stock of

                              GPN-Nevada were exchanged on a one-for-one basis for shares of common stock of the Company. Just prior to the merger, DermaRx completed a one-for-five reverse stock split. Effective November 8, 2000, the Company changed its name to GPN Network, Inc. The shares of Common Stock of the Company are now traded on the Nasdaq OTC Bulletin Board under the symbol "GPNN." The Company's common stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), and the Company files public annual, quarterly and special reports with the SEC.

               Risk Factors The Company has not had significant See "Certain Risk Factors" operations or revenues as of the date of this
                              Memorandum. For this and other reasons, there
                              is  a   substantial   risk   of  loss  of  an
                              investor's   entire   investment.   Potential
                              investors  in the  Company  should  carefully
                              evaluate   the   merits   and   risks  of  an
                              investment in the Company, including the risk factors discussed herein. See "Certain Risk
                              Factors."

                The Offering  The   Company   is   offering  a  maximum  of
 See "Plan of Distribution,"  2,800,000  Units for purchase by  subscribers
         "Who Should Invest;  at  a  purchase  price  of  $1.25  per  Unit.
           Subscriptions and  Subscribers  will  receive  for each Unit one
                Withdrawals"  share of Common  Stock of the Company and one
                              Warrant  exercisable for one additional share
                              of  Common  Stock at  $2.50  per  share.  All
                              Warrants will be exercisable  until March 12,
                              2004,  subject to the right of the Company to
                              require  exercise within 30 days in the event
                              the  Common  Stock  achieves   certain  price
                              targets, and will have the other terms set forth in the Warrant Agreement (the "Warrant
                              Agreement")  attached  hereto as  Appendix B.
                              See "Description of Securities -- Warrants."

                              The Offering will terminate on or before May 12, 2001, unless extended one or more times by the Company to a date not later than August 12, 2001 (the "Termination Date").

       Minimum Subscription Each subscriber must subscribe for a minimum See "Who Should Invest; of 20,000 Units ($25,000), unless otherwise
           Subscriptions and  agreed  to  by  the  Company,   in  its  sole
                Withdrawals"  discretion.

                 Suitability The Units offered hereby are offered only to See "Who Should Invest; "accredited investors," as defined under the
           Subscriptions and  Securities Act, who meet certain  suitability
                Withdrawals"  requirements.

      Subscription Agreement The investment may only be made pursuant to a See "Who Should Invest; Subscription Agreement, attached hereto as
           Subscriptions and  Appendix  A,  that   contains,   among  other
                Withdrawals"  matters,    certain    representations    and
                              warranties    by    each    investor.    Each
                              investor/subscriber    should   review   this
                              Subscription Agreement carefully. The Company may reject any subscription in its sole discretion.

           Lack of Liquidity The Units have not been registered under the See "Who Should Invest; Securities Act, or registered or qualified
           Subscriptions and  under  applicable  state securities laws, and
                Withdrawals" are being offered in reliance upon certain and "Certain Risk Factors" exemptions from registration and/or qualification  provided  in federal and state
                              securities     laws.     Accordingly,     the
                              transferability   of  the   Units   will   be
                              restricted.  The Company  does not  currently
                              have any plans to  register  for  resale  the
                              Shares of Common Stock sold in this Offering.
                              The   Company   does   intend   to  use   its
                              commercially   reasonable   best  efforts  to
                              register   the   Shares   of   Common   Stock
                              underlying the Warrants sold in this Offering
                              for resale by investors,  but there can be no
                              assurance as to when or if this  registration
                              will become  effective with either the SEC or
                              the states  where  shares are  intended to be
                              sold.  Sales of the  Shares of  Common  Stock
                              that are sold in this  offering  but that are
                              not  registered  for  resale  must be made in
                              accordance  with SEC Rule 144. The Company is
                              currently a public  reporting  company  under
                              the Exchange Act, such that investors will be
                              able to sell securities  pursuant to SEC Rule
                              144,   subject   to   compliance   with   the
                              provisions   of   the   Rule.   Among   other
                              requirements under Rule 144, investors will be required to hold shares of Common Stock purchased in this Offering for a period of at least one year prior to a sale of the shares in the public market.

        Plan of Distribution  The  Company  is  offering  Units  on a "best
  See "Financial Information  efforts"   basis   through   its   affiliated
    -- Plan of Distribution"  Placement  Agent,  a member of the NASD.  The
                              Placement    Agent   will   receive   selling
                              commissions of 10% of the gross proceeds of the Offering, plus a nonaccountable expense allowance of 3% of the gross proceeds, plus a warrant to subscribe for shares of Common
                              Stock equal to 10% of the number of Units sold through them exercisable at $1.375.

              Public Reports The Company's Current Report on Form 8-K, See "Available Information" dated October 2, 2000; Amended Current Report on form 8-K/A, dated June 20, 2000; Annual Report on Form 10-KSB, for the fiscal year ended February 29, 2000, and Quarterly Reports on Form 10-QSB, for the fiscal quarters ended June 30 and September 30, 2000, as filed with the SEC, as well as future reports filed with the SEC, are or will be available on-line at www.freeedgar.com, and may also be obtained upon request from the Company.

             Use of Proceeds The net proceeds of this Offering, See "Use of Proceeds." anticipated to be approximately $3,015,000, will be utilized to increase  the net capital
                              of the  Company's  broker-dealer  subsidiary,
                              GoNow   Securities   and,   upon   regulatory
                              approval,  establish net capital and fund GPN
                              Securities. The Company also expects to apply the net proceeds from the Offering to develop new subsidiaries and/or development stage companies, and for general working capital purposes.

- --------------------------------------------------------------------------------
                           AVAILABLE INFORMATION
- --------------------------------------------------------------------------------
Prospective investors may receive, upon request to the Company, the following public documents:

1. The Company's Annual Report on Form 10-KSB for the fiscal year ended February 29, 2000, as filed with the SEC;

2. The Company's quarterly reports on Form 10-QSB for the fiscal quarters ended June 30 and September 30, 2000, as filed with the SEC; and

3. The Company's Current Report on Form 8-K dated October 2, 2000.

4. The Company's Amended Current Report on Form 8-K/A dated June 20, 2000.

Each prospective investor will be given an opportunity to ask questions of and receive answers from the Company and its officers concerning the terms and conditions of this Offering and to obtain any additional information, to the extent that the company possesses such information or can acquire it without unreasonable effort or expense, as necessary to verify the accuracy of the information contained in this Memorandum or deemed by the recipient as necessary to make an informed investment decision. Questions regarding this Memorandum or written requests for additional information should be directed to:

                              GPN Network, Inc.
                              18881 Von Karman
                              Suite 100
                              Irvine, California 92612
                              Attention: Investor Relations
                              Telephone: (949) 752-2797

The recipient, by accepting delivery of this Memorandum, agrees to observe the confidential nature of this Memorandum, and agrees not to duplicate, reproduce or distribute the Memorandum, except to his or her legal counsel, other advisors, or duly appointed purchaser representative. The recipient will not use or disclose any of the information contained herein in any fashion or manner detrimental to the Company. The recipient agrees to return the Memorandum and all other related documents to the Company immediately if the recipient decides not to invest in the Units.

- --------------------------------------------------------------------------------
                                COMPANY BUSINESS
- --------------------------------------------------------------------------------
Company Overview

The Company's predecessor was initially formed in December 1999 as Go Public Network, Inc. and commenced business operations as GoPublicNow.com, Inc. in April 2000. After a reverse merger into a public company, it changed its name to GPN Network, Inc. The Company owns 100% of the marketing website GoPublicNow, 100% of GPN Securities, Inc., a Nevada corporation, 100% of GoNow Securities, Inc., a Nevada corporation, and approximately 95% of GoBizNow, Inc., a Nevada corporation.

GPN Network is a holding  company  whose  current  holdings  intend to provide a
- -----------
wide-range of financial and corporate development services for emerging growth companies. The network ("Network") includes the currently owned GoPublicNow.com internet presence, GoBizNow, Inc., GPN Securities, Inc. and GoNow Securities, Inc.

GoBizNow, Inc. ("GoBizNow") intends to establish a premier  Business-to-Business
- --------------
service for companies and company owners, offering a wide array of vital services to assist companies in many facets of business operations and expansion. GoBizNow offers web development, web marketing and early corporate development, among other general services. GoBizNow intends to assist its clients with establishing an internet presence, developing or expanding a working business model or any other business service that is needed, including getting the company prepared to raise early stage and bridge funding. GoBizNow uses traditional business consulting methods to attempt to uncover and verify obvious inefficiencies in a company's working business model, and applies technology and modern corporate operational methods to assist the company to expand its business and/or improve operating results.

GoNow Securities,  Inc. ("GoNow  Securities") was incorporated in July 2000 as a
- -----------------------
Nevada corporation by the Company for the purpose of acquiring 50% of the ownership of a securities broker-dealer business then in formation by an independent third party under the name Independent Advantage Financial & Insurance Services, Inc. ("IAF"). The Company originally owned 50% of GoNow Securities, Inc. but recently acquired the remaining 50% from IAF, making GoNow Securities a wholly-owned subsidiary of the Company. GoNow Securities, Inc. was approved for membership to the National Association of Securities Dealers ("NASD") on October 24, 2000. Based on its membership agreement and restriction letter with the NASD, GoNow Securities is authorized to conduct investment banking activities, offer private placements of corporate equities on a best efforts basis, and provide mutual funds and annuities to its clients. GoNow Securities has established a line of services for its corporate clients that are designed to prepare these emerging growth companies for entrance into the broker-dealer community. GoNow also intends to further utilize its wholesale syndication network to obtain capital for its corporate clients, as well as participating in direct offerings to its individual accredited investor base. GoNow Securities intends to make these services available through the marketing and technology of the website GoPublicNow.com.

GoPublicNow.com  is an internet  marketing  tool and website  that was  launched
- ---------------
April 2000. The website contains financial information and utilizes its technology to assist emerging growth companies that desire to raise capital and go public. The Company intends for the website to act as a virtual syndication network where companies or entrepreneurs that desire to raise money, go public or need assistance in these areas can list their company for review for potential financing sources. The Company intends to conduct offerings of the securities of the companies listed on its site through its broker-dealer subsidiary, GoNow Securities.

GPN  Securities,  Inc.  ("GPNS")  was  incorporated  on May 31, 2000 as a Nevada
- ----------------------
corporation and wholly-owned subsidiary of the Company. GPNS began the process of registration as a licensed securities broker-dealer in July, 2000, but suspended the licensing process while searching for a securities operations principal to head its operations. The Company expects to retain a securities operations principal and to refile its application for membership with the NASD by March 1, 2001. When licensed, GPNS intends to be a full service retail brokerage. GPNS intends to offer investment banking services for private and public corporate clients, including mergers and acquisitions consulting, private equity offerings, initial public offerings, secondary or add-on private or public offerings, and placement of debt. GPNS anticipates that it may receive approval to commence business as a licensed broker-dealer by the end of the third quarter of 2001, however, there can be no assurance that such approval will be obtained, either within the time period projected or at all.


 The Marketing Model Summary

         The Company intends, through its subsidiaries, to offer its services in three distinct areas of client lifecycle development: Preparation, Investment, and Exit. These three distinct areas comprise both the basis for the Company's Marketing Model and the basis for the Company's Operational Model.

         As a summary of the Marketing Model, the Company intends to demonstrate its belief that potential client companies can view the stages of their ideal progression as Preparation, Investment, and Exit, or P.I.E. This marketing concept is both provided to (1) lay a groundwork for those early stage companies that may require a further understanding of what may be required for their progress toward investment as well as a potential exit strategy such as a Public Offering, and (2) to provide a framework to distinguish the Company's wide range of services from those organizations that have as little as only one or two of the full range of services that Company believes it will offer.

Operations Overview

         As an Operations Overview, each of the three distinct areas of the Marketing Model Summary can be seen as Operating Groups within the Company:

Preparation (P):

         The Company intends, through its GoBizNow division, to offer a wide range of services designed to assist client companies in becoming better prepared to seek and receive investment. Broadly, the Company intends this range of services to include (1) Business Consulting and Corporate Development; (2) Marketing Services, including both traditional brand and concept marketing as well as Technology based marketing such as internet marketing; and (3) Information Technology Services, such as internet/Web development and service. The Company intends to derive both cash fees and equity, ranging in amount with the services offered. The Company intends to charge cash fees for business consulting, corporate development, marketing and IT services ranging from $5,000 to $25,000 per month. The Company also intends to target web development projects between ranging from $100,000 to $1,000,000 and to charge equity fees ranging from 2.5% to 25% of the equity of the client company.

         The Company plans for its Business Consulting and Corporate Development service organization to be able to help address many of the fundamental problems that small and midsize businesses face. The Company believes that many problems, such as the need for Operations Management support, temporary Chief Financial Officer support, and executive staffing requirements, may be substantially alleviated by consulting services that the Company intends to offer.

         The Company also intends for its Marketing Services organization to assist client companies in creating brand recognition, market placement, financial "road show" presentations, as well as both regional and national marketing campaigns. This range of services may include the creation of professional "collateral" materials for companies, such as business cards, letterhead, presentation packages, and PowerPoint(R) presentations to assist the company with the creation of its public image. The Marketing Services organization can also assist in the creation of both live and "virtual" road show presentations designed to assist the company in raising funding.

         With a strong emphasis toward the high visibility and cost effective virtual (internet enabled) road shows, the Company intends to fully capitalize on the synergy between its traditional marketing and internet technology expertise for the benefit of potential clients. The Company also intends to utilize their GoPublicNow.com site as a tool for client companies who are presenting virtual road-shows.

         Finally, the Company also believes its Marketing Services organization will be able to assist client companies with traditional regional and national marketing campaigns. Combined with these more traditional marketing techniques, the Company also intends for its Marketing Services organization to provide internet marketing campaigns, including those that utilize a high degree of customized interaction between potential customers and investors in client companies, and those on-line/web sites developed by the Company's Internet/Information Technology Services organization.

         The Company also plans for its Internet/Information Technology Services organization to support those client companies that can best benefit from the use of technology in their operations or marketing models. For those companies that will benefit from internet or e-Commerce web sites, the Company believes it will be able to develop those projects in-house, including graphics production and support and hosting of those internet projects.

         In combination with the Marketing and Business/Corporate Development staff, the I.T. Services staff intends to provide a full range of technology consulting services for the operations of client companies, communications both to potential customers as well as current and potential investors, and those services designed to assist a company in scaling its organization for growth.

Investment (I):

         For those client companies prepared for potential investment opportunities, or for those client companies supported by the Company's "preparation" services through its GoBizNow division, the Company intends to assist client companies in their Investment needs through its broker-dealer subsidiaries.

         While client companies will vary greatly with the range of services they may require, the Company intends to assist client companies in their understanding of the services they may require, whether they be Investment Banking services, used when providing consultation and organizational service to client companies, or Broker/Dealer services, used when providing financial products such as traditional retail sales, pre-IPO investment opportunities, initial public offerings (IPO's) and secondary or add-on offerings.

         Utilizing its GoPublicNow.com website, the Company intends to create what the Company calls its Virtual Syndication Network to provide both investment banking and brokerage services to clients. The Virtual Syndication Network is intended to include broker/dealers, private investors, venture and angel investors and other funding sources that are interested in assisting client companies in raising desired capital. This Virtual Syndication Network is intended to support the services that the Company intends to offer through its more traditional "brick and mortar" investment banking and broker/dealer services.

         The Company intends to offer an array of services through its Investment Banking organization. Functioning as part of a traditional licensed broker/dealer organization, investment banking services are intended to offer client companies that one-to-one consultation that the Company believes can best be served with dedicated interaction from an investment banking professional. Consulting is planned to range from private equity and debt financings, mergers and acquisitions, to forward looking strategic planning for a desired public offering as an "exit strategy". The Investment Banking organization will be designed to assist in giving client companies a way to plan for their company's financial future.

         While the  Investment  Banking  organization  is  intended  to  provide consulting services to client companies, Brokerage Services are intended to provide traditional financial products to both its corporate and private clients. The Company intends to use the wholly owned and affiliated broker/dealers of the GPN Network to assist with the hands on efforts of underwriting and syndication of its offerings.

         The  Company  may  pursue  a plan  to  segregate  retail  broker/dealer
services  from  wholesale   broker/dealer   services  between  GoNow  Securities

(wholesale) and GPN Securities (retail). The Company believes this strategy may further afford client companies greater flexibility, and may provide the Company with a greater ability to provide a full range of services to its client companies.

Exit (E):

         The Company realizes that it is the ultimate goal of many of its client companies to benefit from an Exit Strategy, such as an Initial Public Offering, which creates liquidity for the client company and its shareholders. The Company also believes that many of those companies fail to find any, or adequate, support and consultation to assist in their exit. Through its range of services, the Company intends to provide assistance to those client companies that are appropriately suited to such an exit, with assistance in their attempt to further those goals.

         The Company believes that those appropriate client companies will be able to best benefit from the Investment Banking organization, the Broker/Dealer organization, as well as the Company's intended Virtual Syndication Network. The Company also intends that some of the client companies that may benefit from an Exit Strategy will have participated in the services offered in each of the three of the Company's phases: Preparation, Investment and Exit.

Marketing Overview

         The Company intends to focus both on its three phase P.I.E. development process, as well as its Virtual Syndication Network, through the GoPublicNow.com internet Web presence.

         Both through traditional media and internet-centric marketing, the Company intends to utilize services selected from its in-house marketing and technology organization, as well as marketing and advertising vehicles that may be offered by outside organizations.

         As a foundation of its name branding identity process, the Company intends to utilize GoPublicNow.com to provide an accessible multi-tier approach to attract and retain client companies.

         The first tier of the GoPublicNow.com site is intended to be a low cost, completely automated listing service for potential clients companies wishing to list only a business plan. It is intended that this document will be in their own selected format, and without consultation from GoBizNow or our Investment Banking organizations. The Company will seek to produce a small but consistent revenue stream, in the range of $500 per listing, and afford the Company an opportunity to introduce the potential client to the full range of services the Company intends to offer through its various organizations and divisions.

         The second tier of the GoPublicNow.com site is intended to begin to acclimate the potential clients to the intended benefits of utilizing the automated processes created by the Company's Investment Banking and technology organizations. These processes assist the client companies in creating summary data profiles and business summaries that are intended to be more friendly in format and extracted content to investors who might be reviewing such companies. At this tier, it is intended that client companies will begin the formal collection of due diligence that the Investment Banking organization believes will be required by investors who might be reviewing such companies. As with the first tier, the Company will seek to produce a moderate but consistent revenue stream, in the anticipated approximate range of $1,500 per client company, plus a 2%-5% success fee derived from funds raised through its Virtual Syndication Network and an equity interest up to 1% of the client company. There can be no assurance that clients will agree to these rates, or that the Company will not agree to lower rates in negotiations with potential clients.

         The third tier of the GoPublicNow.com site, as client companies begin to utilize customized Investment Banking services and broker/dealer services, is an online section dedicated to viewing by the broker/dealer community exclusively. The Company believes that client companies interested in tier three will typically be further along in their developmental processes. The Company further plans that client companies utilizing tier three will also benefit from such bundled services as investment road shows, research, due diligence reports, comprehensive research reports, and assistance with formal presentations to the broker/dealer community. Because tier three begins to utilize professional consultation services, the Company will seek to charge significantly higher rates for these services. The Company believes that these rates will typically be $5,000 per month, plus a one-time signup fee of $5,000, a success fee of 2%-5% of the funds raised through its Virtual Syndication Network and up to 1% of the equity of the client company.

         In the fourth and final tier, the Company, through its broker/dealer subsidiaries and affiliates, intends to provide private and public offerings online. The online presence of GoPublicNow.com and its distribution channels is intended to aid in the placement of some offerings to the [public]. Private offerings may also be conducted online, but only using strictly limited access to pre-qualified investors. It is intended that one of the broker/dealer subsidiaries may participate as an underwriter, syndicate member, placement agent, or selling agent for these offerings, subject to further approvals from the NASD. The Company's belief is that traditional broker/dealer distribution is very important for after market support and increased distribution; therefore, the Company plans its participation to be in addition to those traditional means of offering placement. The Company believes that fees derived from tier four clients will typically be $60,000 per year, as well as a success fee of 2 % to 5% of the funds raised through its Virtual Syndication Network and a 2% to 5% equity interest in the client company. There can be no assurance that clients will agree to these rates, or that the Company will not agree to lower rates in negotiations with potential clients.

         The Company anticipates that many client companies will recognize that their efforts might be best enhanced by the Investment Banking and broker/dealer service organizations. Those client companies may elect to request service from those organizations as a "third tier", or may elect to proceed to the Company's full service tier four level.

Employees

The Company and its subsidiaries presently have 16 employees, of which four are in management. The Company believes its relations with its employees are good.

Properties

The Company and its subsidiaries have leased 5,889 feet of office space in Irvine, California at a monthly cost of approximately $13,700. The Company currently leases 1,859 feet of office space in Newport Beach, California at a monthly cost of $4,369, which it intends to sublease.

Legal Proceedings

The Company is a party to a legal action pending in Denver, Colorado, which was filed by the prior management of the Company against two former officers of the Company (which officers resigned a significant time prior to the reverse merger with GPN-Nevada in April 2000). The Company originally filed the action alleging that the former officers had taken trade secrets and were unlawfully competing against the Company. The former officers counter-claimed against the Company on the grounds that they were owed salary and benefits from the Company. The Company recently reached an informal agreement to settle the action pursuant to which each party will execute a mutual release from liability and no cash consideration will be exchanged. The settlement will not be final until all parties have executed a written agreement, but the Company anticipates that this will be completed within the next several weeks. Current management of the Company is not aware of all of the facts of the case, and cannot presently predict the outcome of this action if it were not settled as anticipated, but management does not know of any facts that would indicate either an unfavorable outcome or, if such an outcome occurred, that it would be material to the Company.

- --------------------------------------------------------------------------------
                                 MANAGEMENT
- --------------------------------------------------------------------------------
The principal  offices and positions of the directors and executive  officers of
the  Company  are  listed  below.   Directors   are  elected   annually  by  the
stockholders. Board members serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships between any of the directors and executive officers. In addition, there was no arrangement or understanding between any director and any other person pursuant to which any person was selected as a director.

  The executive officers and directors of the Company are as follows:

  Name                     Age         Positions
  -----                   -----       ----------
  BRUCE BERMAN             43          Founder, President, Chief Executive
                                       Officer and Chairman

  ERIC HOPKINS             46          Chief Financial Officer and Treasurer

  MARCUS HURLBURT          41          Vice President, Broker Relations

  JEFFREY M. DIAMOND       35          Chief Operating Officer, Chief Technical
                                       Officer and Secretary

     BRUCE BERMAN first worked in the emerging growth finance industry, from 1975 to 1983. In 1980, he formed Cal American Leasing, which he sold in 1983. In 1983 Mr. Berman co-founded a renewable energy company, Triad American Energy, where he worked until 1988. He worked as a real estate broker and financial consultant from 1988 to 1996. Mr. Berman then went on in 1996 to establish the Michelson Group, Inc., a corporate development firm that assisted companies in their quest to become public entities, which he discontinued in 1999 when he founded the Company in order to concentrate his efforts on the Company's business.


     ERIC HOPKINS worked from July 1997 to April 2000 as the Director of Finance for Unisys-PulsePoint Communications, a manufacturer of telecommunications products. At Unisys-PulsePoint, Hopkins focused his efforts in stockholder and lender relations, private equity placements and debt negotiation. He was a major participant in the company's acquisition by Unisys Corporation in August 1999. Prior to his job at Unisys-PulsePoint, Mr. Hopkins served as the Controller from 1992 to 1995, and then as the Chief Financial Officer from 1995 to 1997 at Tanknology Environmental International, a publicly traded environmental services company. From 1990 to 1992, Mr. Hopkins was an accountant with Morse Kimmel Burstein & Yu, certified public accountants, Beverly Hills, California. He graduated from Kent State University with a B.A. in accounting and obtained his MBA from Pepperdine University.


     MARCUS HURLBURT is a registered securities principal and passed the NASD Series 24, 7, 22 and 63 examinations. He has over 10 years of experience as an investment banker associated with licensed securities broker dealers assisting emerging growth companies with corporate development and capital finance. He has strategically planned, structured, and completed private and public offerings, including Reg. "D", 504, 505, and 506 Offerings and IPO underwritings and syndications.

     JEFFREY M. DIAMOND has worked as an Operations Management and Information Technology (IT) professional since 1982. In 1983, he founded Custom Control Systems, a Southern California software company focused on the use of technology to improve clients' business processes. CCS later expanded into Local Area
Networking (LAN), Wide Area Networking (WAN), and Operations Management consulting services. Provided with the opportunity to head the broad range of operations for a former associate company, he left CCS to become the Director of Client Services for Leviathan Development, a Novell networking firm in Los Angeles. During his return to graduate school, Mr. Diamond maintained the joint position of IT director and member of the operations staff for a premier Hilton Hotels Resort property, and later the position of IT director for a Los Angeles area business law firm. In 1994, Mr. Diamond formed QuickNet, Inc., an Internet-centric digital engineering and business consulting firm, where he worked until 1999. In 1999, he successfully negotiated the sale of QuickNet Corporation and its intellectual property holdings. He has held positions on the executive steering committee of two public companies, and has held executive staff positions in public companies including Chief Operating Officer (COO) and Chief Technical Officer (CTO). Mr. Diamond is a University of California Irvine graduate, with undergraduate degrees in both Computer Science and Political Science. He earned a J.D. from Western State University College of Law in 1995 and is a licensed California attorney with an emphasis in business law and negotiation.

Executive Compensation

Bruce Berman, the Company's Founder, President and Chief Executive Officer, receives an annual salary of $120,000. Mr. Berman also receives a net car allowance of $1,349 per month, and in his capacity as a director of GoBizNow, he receives $1,000 per quarter, and as Chairman Of GoBizNow, a monthly salary of $2,500. Mr. Berman has declined the Company's offer of insurance and instead receives a net amount of $100 per month in lieu of health insurance.

Mr. Hurlburt receives a salary of $95,000 annually, and use of a vehicle owned by the Company, which is valued at $200 per month. If the Company's financial condition permits, Mr. Hurlburt's salary will be increased to $120,000 in the year 2001.

The Company has an employment agreement with Eric Hopkins, its Chief Financial Officer. Pursuant to that Agreement, Mr. Hopkins receives $100,000 in salary for the first full fiscal year and $120,000 in salary for the second fiscal year. Mr. Hopkins also receives a car allowance in the net amount of $522 per month; director's fees in the amount of $1,000 per quarter, and upon hire received a one-time relocation allowance of $5,000.

Jeffrey M. Diamond, Chief Technical Officer, receives a salary of $120,000 annually, fees of $1,000 per quarter in his capacity as a director of GoBizNow, and a net amount of $100 per month in lieu of health insurance.

The Company does not presently have a bonus, profit sharing or deferred compensation plan for the benefit of its employees, officers or directors.

Certain Transactions

There have been no transactions between the Company and any of its officers, directors or shareholders other than employment related agreements referred to in the "Executive Compensation" section above.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to the Company regarding the beneficial ownership of each class of the Company's voting securities as of February 1, 2001, by (a) each beneficial owner of more than 5% of the Company's Common Stock, (b) the executive officers of the Company; (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. The address of all persons listed below is 18881 Von Karman, Suite 100, Irvine, California 92612.

- --------------------- -------------- ----------------- -------------------
NAME                  TITLE OF CLASS      AMOUNT AND      PERCENTAGE OF
                                          NATURE OF          CLASS
                                          BENEFICIAL
                                          OWNERSHIP
- --------------------- -------------- ----------------- -------------------
Bruce Berman (1)          Common          8,007,272           75.2%
- --------------------- -------------- ----------------- -------------------
Marcus Hurlburt (2)       Common            500,000            4.7%
- --------------------- -------------- ----------------- -------------------
Eric Hopkins (3)          Common            100,000             *
- --------------------- -------------- ----------------- -------------------
Jeffrey Diamond (4)       Common             93,889             *
- --------------------- -------------- ----------------- -------------------
ALL OFFICERS AND          Common
DIRECTORS AS A
GROUP (4 PERSONS)                         8,701,161           80.2%
- --------------------- -------------- ----------------- -------------------
*  Less than one percent.

(1) Consists of shares held by the Berman Family Trust, of which Bruce Berman is a trustee. Also includes shares which Mr. Berman donated to Bruce Berman Family , L.P., a family limited partnership in which Mr. Berman is general partner. Mr. Berman has retained the right to vote the shares donated to Bruce Berman Family L.P.

(2) Mr. Hurlburt has granted an employee of the Company an option to purchase 100,000 of these shares.

(3) Consists of options exercisable as of April 1, 2001 for 100,000 shares of common stock.

(4) Consists of options exercisable as of April 1, 2001 for 93,889 shares of common stock.

- --------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
- --------------------------------------------------------------------------------
Use of Proceeds

         The total gross proceeds to the Company from the Offering will be $3,500,000 if the maximum 2,800,000 Units are sold. The Company anticipates the expenses of this Offering to be approximately $105,000, and selling commissions and nonaccountable expense allowance payable to Placement Agents shall be 10% and 3% of the total gross proceeds of the Offering, respectively. This will result in net proceeds to the Company of approximately $2,940,000 if the maximum 2,800,000 Units are sold. See "Plan of Distribution."

         Management anticipates that the net proceeds will be applied with the following priority:

   --------------------------------------------- ------------------ ------------
   Description of Use                                 Amount           Percent
   --------------------------------------------- ------------------ ------------
   Additions to net capital and working capital          $725,000       25%
   of broker-dealer subsidiaries
   --------------------------------------------- ------------------ ------------
   Acquisition and development of new                    $725,000       25%
   subsidiaries and/or development stage
   companies
   --------------------------------------------- ------------------ ------------
   Working capital and operations                      $1,490,000       50%
   --------------------------------------------- ------------------ ------------
               TOTAL                                   $2,940,000      100%
   --------------------------------------------- ------------------ ------------

The foregoing represents the Company's best estimates of its allocation of the net proceeds of this Offering based upon its present plans and current business conditions. Unforeseen events or changed business conditions, of which management has no present knowledge, could necessitate changes in the application of proceeds. The Company is not required to raise the maximum proceeds or any minimum amount of proceeds in order to accept subscriptions and therefore the Company may not raise proceeds sufficient to fund the uses of proceeds described above.

Pending use of the net proceeds of the Offering, the funds will be invested temporarily in certificates of deposit, short-term government securities or similar investments. Any income from these short-term investments will be used for working capital.


Dilution

The difference between the amount of offering price per Unit allocated to the share of Common Stock included in the Unit and the pro forma net tangible book value per Share of the Company after this Offering constitutes the dilution to investors in this Offering. Net tangible book value per Share is determined by dividing the net tangible book value of the Company by the number of Shares.

At September 30, 2000 the net tangible book value of the Company was $0.17 per Share (excluding the effect of all outstanding Warrants, which have not been valued for this purpose, but including the pro-forma effects of the January 2001 warrant exchange offering as of February 1, 2001, at which time 160,000 shares were subscribed). After giving effect to the 2,800,000 Shares of the Common Stock to be issued if the Maximum Offering is sold, the pro forma net tangible book value of the Company at September 30, 2000 would be approximately
$4,810,000, or $0.36 per share, exclusive of estimated expenses related to offering costs.

The following table illustrates the foregoing information with respect to dilution to investors on a per share basis:

  Offering price per Share (amount of Unit price,
  allocated to share of Common Stock)                 $1.25

  Net tangible book value per Share                   $0.17
  before this offering

  Increase attributable to this Offering              $0.22

  Pro forma net tangible book value per Share
  after this offering (1)                             $0.39 at Maximum Offering

  Dilution to new investors                           $0.86 at Maximum Offering

- ------------------------ ------------------------ -------------------------- ----------------
                                                     Average Total
    Maximum Offering        Shares Purchased         Consideration (2)        Price per share
    ----------------        ----------------         -----------------        ---------------
                          Amount      Percentage   Amount        Percentage
- ------------------------ ----------- ------------ ------------- ------------ ----------------
Existing Stockholders    10,397,122      78.8%     $3,649,955      51.0%           $0.35
- ------------------------ ----------- ------------ ------------- ------------ ----------------
New Investors             2,800,000      21.2%     $3,500,000      49.0%           $1.25
- ------------------------ ----------- ------------ ------------- ------------ ----------------

- ------------------------

(1) Pro forma net tangible book value after this offering assumes the initial application of estimated net proceeds to the Company (after payment of all Offering expenses but exclusive of Placement Agent commissions and reimbursements). The foregoing tables also assume no exercise of the Placement Agent Warrants. See "Plan of Distribution."


Plan of Distribution

The Company's wholly-owned subsidiary, GoNow Securities, Inc., shall act as Placement Agent on behalf of the Company in connection with this Offering. The Offering will be made on a "best efforts" basis and no assurance can be given that all Units will be sold. A maximum of 2,800,000 ($3,500,000) Units are being offered, at a price of $1.25 per Unit. There is no minimum offering amount which must be raised before the Company may accept subscriptions.

The Placement Agent will receive cash commissions of 10% of the gross proceeds of the Offering, plus a nonaccountable expense allowance of up to 3% of the gross proceeds of the Offering. The Company will also issue to the Placement Agents warrants (the "Placement Agent Warrants") to purchase Shares equal to 10% of the number of Units sold in the Offering, at a purchase price of 110% of the Unit price, or $1.375. The Placement Agent Warrants will become exercisable one year after the date hereof and for a term of five years thereafter. The Placement Agent Warrants will have a provision for net cashless exercise whereby the Placement Agent will receive upon exercise the number of Shares otherwise issuable upon such exercise, less the number of Shares having an aggregate current market value on the date of exercise equal to the exercise price per Share multiplied by the number of Shares for which the Placement Agent Warrants are being exercised.

The execution of a Subscription Agreement constitutes a binding offer by each prospective investor to buy the Shares and an agreement to hold the offer open until the subscription is accepted by the Company. The Company may, however, reject any subscription for any reason without incurring any liability.

In the event the Offering is oversubscribed, the Company will allocate the Units among all prospective investors; provided, however, that the Company may reject any subscription for any reason without incurring any liability. No subscription will be accepted until the Company has received a fully executed Subscription Agreement, and any other documents as may be required by the Company.

The Placement Agent will offer and sell the Units only to prospective investors who meet the conditions of investment discussed under "Who Should Invest; Subscription Procedures."


- --------------------------------------------------------------------------------
                              CERTAIN RISK FACTORS
- --------------------------------------------------------------------------------
An investment in the Company involves substantial risk of loss of an investor's entire investment. In addition to the other information contained in this Memorandum, prospective investors should carefully consider the following factors in evaluating an investment in this Offering. This Memorandum contains forward-looking statements, which involve risks and uncertainties. The Company's actual results may differ materially from the results discussed in such forward-looking statements. Factors that might cause such a difference include those listed below. Note that this is not an all-inclusive list of the risks to which Members are subject. Prospective investors should seek experienced, qualified investment counsel before considering an investment in this offering.

               Risk Factors Related to the Business of the Company

                  Limited Operating History. The Company was incorporated in December 1999 and began generating revenue in the third quarter of 2000. Its primary activities to date have been capital formation, the development of its four internet sites, marketing research, licensing a broker-dealer subsidiary and acquisition of a licensed broker-dealer subsidiary. The Company currently has only six development stage clients, and will need to significantly expand its client base in order to become profitable. The Company's success is dependent upon the successful development and marketing of its financial network , as to which there is no assurance. Unanticipated problems, expenses and delays are frequently encountered in establishing a new business and developing new products. These include, but are not limited to, lack of consumer acceptance, competition, product development, and inadequate sales and marketing. The failure of the Company to successfully develop and market its business to clients would have a material adverse effect upon the Company and may force the Company to reduce or curtail operations. No assurance can be given that the Company can or will ever operate profitably.

                  Risks of Securities Markets Uncertainties Reducing Potential Client Base. The Company was formed for the purpose of assisting small and emerging companies who wish to grow and conduct initial public offerings. The number of initial public offerings over the past three years has surpassed historical experience due to the expansion in the number of high-tech companies seeking to go public. Since March 2000, however, there has been a marked decline in the number of companies which have gone public, and the number may continue to decline if the stock prices of existing high-tech companies continues to decline from historic highs in the first quarter of 2000. This may have the effect of reducing the number of potential company clients that the Company is able to attract through its web site or otherwise.

                  Risks of Prior Offering of Minority Interest in GoBiz Now, Inc. In May 2000, the Company conducted a private offering for shares of its subsidiary, GoBizNow, in which it sold 294,000 shares of common stock (less than 3% of the outstanding shares of GoBizNow) for $1.75 per share, raising net proceeds of $429,450 after offering costs of $85,050. The Company indicated in that offering that GoBizNow would participate in brokerage activities and would ultimately seek to conduct a public offering in approximately 18 months from the date of the offering. GoBizNow will not be licensed to conduct activities requiring a broker-dealer license, and so will not engage in those activities. In addition, the Company may not be able to conduct a public offering of GoBizNow and may be required to offer the minority shareholders of that entity an alternative method of achieving liquidity for their investment. This could potentially be an exchange for shares of Common Stock of the Company or some other liquid investment. This would dilute the interests of other stockholders in the Company.

                  Risks of Increase in Publicly Trading Shares. All shares which have previously been issued by the Company in unregistered offerings, and all shares of Common Stock to be issued in this Offering, as well as shares of Common Stock underlying Warrants to be issued in this Offering, are currently restricted securities and may not be sold except in accordance with SEC Rule
144. When and if the Company is successful in registering all of these Shares for resale, the number of freely trading shares will substantially increase from current levels, which could result in a higher volume of trading and may potentially have a negative effect upon the market price of the shares.

                  Risks of Unknown Liabilities As a Result of Reverse Merger. The Company became a publicly traded company through a reverse merger with an unrelated company which had prior operations in an unrelated business. There may be potential liabilities incurred by the prior business which are unknown to the Company for which the Company may be held liable. The Company has no insurance for liabilities incurred as a result of business conducted prior to the reverse merger.

                  Risks of Inability to Register Shares for Resale with SEC or States. The Company intends to use its commercially reasonable best efforts to register for public resale the shares of Common Stock underlying Warrants to be issued in this Offering and shares of Common Stock previously issued to investors, with the SEC and the states in which investors reside. However, there can be no assurance that the Company will be successful in registering the shares for resale. Among other factors that could delay or prevent registration, the SEC and states scrutinize reverse mergers in particular because these transactions are conducted without initial review by the regulators. In addition, the Company may not be able to satisfy all state securities standards for registration, which would mean that the Company's Common Stock could not be sold publicly in a state which denied registration.

                  Future Capital Needs. To date the Company has relied on funding from its founder and from two prior private offerings to fund development. To date, the Company has generated no significant revenue and the Company has limited cash liquidity and capital resources. The Company's future capital requirements will depend on many factors, including the Company's ability to market its web site successfully, cash flow from operations, and competing market developments. The Company's business plan may require additional funding beyond the proceeds of this Offering. Consequently, although the Company currently has no specific plans or arrangements for financing other than this Offering, the Company intends to raise additional funds subsequent to this Offering through private placements, public offerings or other financings. Any equity financings would result in dilution to the Company's then-existing stockholders. Sources of debt financing may result in higher interest expense. Any financing, if available, may be on terms unfavorable to the Company. If adequate funds are not obtained, the Company may be required to reduce or curtail operations. The Company anticipates that its existing capital resources, together with the net proceeds of this Offering, will be adequate to satisfy its operating expenses and capital requirements for the year following this Offering.

                  Regulation in the Securities and Mergers and Acquisitions Industry. The industry in which the Company intends to operate is subject to extensive regulation on the federal, state and local levels. Among other regulations, securities offerings are subject to rules and regulations of the SEC and state "blue sky" authorities. The Company believes that it will be required to structure its operations and fee arrangements in accordance with applicable state and federal securities laws. There can be no assurance as to what, if any, future actions such legislative and regulatory authorities may take or the effect thereof on the industry or the Company.

                  Investment Company Act Application. The Company could potentially become subject to registration and regulation under the Investment Company Act of 1940 if it acquired equity interests in its company clients in excess of 40% of the Company's total assets. There is an exemption from registration under the Investment Company Act for persons primarily engaged in the business of underwriting and distributing securities issued by other persons, selling securities to customers, acting as broker, or any one or more of such activities, whose gross income normally is derived principally from such business and related activities. Because the Company is a development stage business, it cannot be predicted whether the Company will at some time in the future acquire equity interests in other companies in excess of 40% of the Company's assets, or whether the Company will be eligible to rely upon the exemption for persons engaged primarily in the securities brokerage business. If the Company became subject to the provisions of the Investment Company Act, and had no available exemption, it would be required to register as an investment company, and would be required to comply with strict regulations, including limitations on its compensation structure, which could negatively impact its intended business.

                  Competition. The market for capital and financing resources for emerging growth companies is marked by numerous small as well as large competitors. Additionally, the Company competes in an industry segment in which numerous competitors exist that have substantially greater resources than the Company. There are several companies that have a meaningful presence on the internet to provide capital to emerging growth companies, including Idealabs, Garage.com, and Twenty First Century Internet Venture Partners. There can be no assurance that existing or potential competitors of the Company will not develop products equal to or better than those marketed by the Company. The Company does not anticipate competing with conventional financing sources, but these may also be a source of competition to the Company. The Company intends to welcome any and all legitimate financing sources to participate in its clients financing needs. The Company will receive a fee for any financing that comes through GoPublicNow.com as well as a stock position in its clients.

                  Internet Related Risks. The Company is subject to federal, state, and local laws concerning the conduct of business on the internet. Today, there are relatively few laws specifically directed towards online services. However, due to the increasing popularity and use of the internet and online services, it is possible that laws and regulations will be adopted with respect to the internet or online services. These laws and regulations could cover issues such as online contracts, user privacy, freedom of expression, pricing, fraud, content and quality of products and services, taxation, advertising, intellectual property rights and information security. Applicability to the internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain. The vast majority of these laws were adopted prior to the advent of the internet and related technologies and, as a result, do not contemplate or address the unique issues of the internet and related technologies.

                  Risks of Licensing Internet Technology from Independent Third Parties. The Company will rely upon a variety of technologies that will be licensed from third parties, including its database, search engine and internet server software. These third party licenses may not be available to the Company on commercially reasonable terms in the future. This could reduce the profit margin for the Company's services or require the Company to increase the prices that the Company charges its customers, which could reduce customer's usage of the Company's legal research services. Additionally, the loss of or inability to maintain any of these licenses could delay the introduction of enhancements, interactive tools and other features until equivalent technology could be licensed or developed. Any delay could materially adversely affect the Company's ability to attract and retain users.

                  The Company's Operations Are Subject To Risks Of Third-Party Service Provider System Failure. The internet relies on the exchange of traffic over a network of networks that is owned and operated by many parties. Despite the precautions the Company and the Company's telecommunications and internet service providers take, the occurrence of a natural disaster, fire, electrical outage, viruses, or other unanticipated problems at one of the third-party service providers may cause interruptions in the services the Company provides. Such interruptions in operations could limit the Company's ability to meet the Company's customers' requirements and reduce the demand for the Company's services.

                  Dependence on Management. The Company's success depends, to a significant extent, upon certain key employees and directors, including primarily Bruce A. Berman. The loss of services of one or more of these employees could have a material adverse effect on the business of the Company. In addition, the Company has a substantial need for additional qualified management and marketing personnel. The Company believes that its future success will also depend in part upon its ability to attract, retain and motivate qualified personnel. There can be no assurance that the Company will be successful in attracting and retaining such personnel. Competition for such personnel is intense. The Company does not maintain a policy of key man life insurance on any employees.

                  Protection of Proprietary Information. The Company has registered the service mark for its website "gopublicnow.com" with the U.S. Patent and Trademark Office. The Company does not hold any other patents, service marks or trademarks on any of its names, products or processes under development. The Company treats its technical data as confidential and relies on internal nondisclosure safeguards, as well as on laws protecting trade secrets, to protect its proprietary information. There can be no assurance that these measures will adequately protect the confidentiality of the Company's proprietary information or that others will not independently develop products or technology that are equivalent or superior to those of the Company. The Company may receive in the future communications from third parties asserting that the Company's products infringe the proprietary rights of third parties. There can be no assurance that any such claims would not result in protracted and costly litigation, having a materially adverse and negative effect on the Company and its financial results.

                  Maintenance of Domain Name. The Company holds rights to the domain name "GoPublicNow.com." Governmental agencies typically regulate domain names. These regulations are subject to change. Furthermore, regulations governing domain names may not protect our trademarks and similar proprietary rights. The Company may be unable to prevent third parties from acquiring domain names that are similar to, infringe upon or diminish the value of our trademarks and other proprietary rights.

                  Control by Officers and Directors. Following the completion of this Offering, the officers and directors of the Company will beneficially own or control 8,701,661 shares of the Company's outstanding Common Stock, or approximately 64% if the Offering is completed and the maximum amount of Units are sold. As a result, such persons will be able to elect a majority of the Company's Board of Directors, to dissolve, merge, or sell the assets of the Company, and to direct and control the Company's operations, policies and business decisions. See "Principal Stockholders."

                   Other Risk Factors Related to this Offering

                  Offering Price Arbitrarily Determined. The Offering Price of the Units being offered hereby was determined by the Company and bears no relationship to the Company's assets, book value, net worth or operations, and may not be indicative of the actual value of the Company.

                  Restricted Securities and Limited Liquidity. The Units, Common Stock, Warrants and common stock issuable upon exercise of the Warrants are restricted securities under the Securities Act. Under SEC Rule 144 promulgated under the Exchange Act, the securities will have to be held by investors in this Offering for at least one year prior to a public sale, unless a registration statement is sooner filed and declared effective for the benefit of the investors. Even if such a registration statement were filed by the Company, there may be no underwriting of additional shares in a conventional fashion and thus no market support for the securities from the broker-dealer community.

                  Immediate Dilution. Purchasers of the Units in the Offering will experience immediate substantial dilution in the net tangible book value of the shares from the offering price herein. See "Financial Information - Dilution."

                  Lack of Dividends. The Company does not intend to declare or pay any dividends on its outstanding shares of Common Stock in the foreseeable future.

                  The Securities Enforcement and Penny Stock Reform Act of 1990; Risks of Low-Priced Stocks. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure relating to the market for penny stocks in connection with trades in any stock defined as a penny stock. The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Such exceptions include any equity security listed on Nasdaq and any equity security issued by an issuer that has (i) net tangible assets of at least $2,000,000, if such issuer has been in continuous operation for three years, (ii) net tangible assets of at least $5,000,000, if such issuer has been in continuous operation for less than three years, or (iii) average annual revenue of at least $6,000,000, if such issuer has been in continuous operation for less than three years. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated therewith. The Company's securities currently are considered "penny stock." As such, brokers who transact purchase and sale transactions in the Company's securities are subject to additional disclosure requirements, which may restrict the market for the Company's securities.

                  Authorization of Additional Shares of Common Stock. The Company's Articles of Incorporation authorize the issuance of up to 50,000,000 shares of Common Stock. The Company's Board of Directors has the authority to issue additional shares of Common Stock and to issue options and warrants to purchase shares of the Company's Common Stock without shareholder approval.
Future issuance of Common Stock could be at values substantially below the Offering Price in the Offering and therefore could represent further substantial dilution to investors in the Offering. In addition, the Board could issue large blocks of voting stock to fend off unwanted tender offers or hostile takeovers without further shareholder approval.

                  Authorization of Preferred Stock. The Company's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of Preferred Stock in one or more series. The Company's Board of Directors has the authority to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares. The Board of Directors is also authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

                  Forward Looking Statements and Associated Risks. This Private Placement Memorandum contains certain forward-looking statements, including among others: (i) the projected sales growth of the Company's products and services; (ii) anticipated trends in the Company's financial condition and results of operations; (iii) the Company's business strategy and (iv) the Company's ability to distinguish itself from its current and future competitors. These forward-looking statements are based largely on the Company's current expectations and are subject to a number of risks and uncertainties. Actual results could differ materially from these forward-looking statements. In addition to the other risks described elsewhere in this "Risk Factors"
discussion, important factors to consider in evaluating such forward-looking statements include: (i) changes to external competitive market factors or in the Company's internal budgeting process which might impact trends in the Company's results of operations; (ii) anticipated working capital or other cash requirements; (iii) changes in the Company's business strategy or an inability to execute its strategy due to unanticipated changes in the industry; and (iv) various competitive factors that may prevent the Company from competing successfully in the marketplace. In light of these risks and uncertainties, many of which are described in greater detail elsewhere in this "Risk Factors" discussion, there can be no assurance that the events predicted in forward-looking statements contained in this Private Placement Memorandum will in fact, transpire.


IN ADDITION TO THE FOREGOING RISKS, BUSINESSES ARE OFTEN SUBJECT TO RISKS THAT ARE NOT FORESEEN OR FULLY APPRECIATED BY MANAGEMENT. POTENTIAL INVESTORS SHOULD KEEP IN MIND THAT OTHER IMPORTANT RISKS COULD ARISE.

- --------------------------------------------------------------------------------
                   WHO SHOULD INVEST; SUBSCRIPTION PROCEDURES
- --------------------------------------------------------------------------------
Subscriptions for Shares will be accepted at the discretion of the Company from time to time. The minimum initial investment is $25,000. The Company may waive or reduce this requirement in particular cases and may change it as to new investors in the future.

This is a speculative investment in unregistered securities. The Company has a limited operating history and will follow an aggressive business strategy which, if unsuccessful, could involve substantial losses. The investment will have limited liquidity, there will not be any public market for the Shares, and the sale or transfer of the Shares will be severely restricted. An investment in the Company will entail substantial risk and may not be appropriate for certain investors.

The Shares are designed to be exempt from registration under the Securities Act pursuant to Regulation D under the Securities Act.

Subscriptions which would jeopardize any of these exemptions will be rejected by the Company. Each prospective investor will be required to satisfy the admission standard described in "Admission Standards" below and to represent that such investor:


         * is investing in the Company for its own account, for investment purposes only, and not with a view to distribution;

         * is a sophisticated investor (or has a qualified purchaser representative) capable of evaluating the risks and merits of an investment in the Company;

         * has had access to sufficient information needed to make an investment decision about the Company;

         * can tolerate the illiquidity which is characteristic of Shares in general and this investment in particular; and

         * meets the definition of "Accredited Investor" as set forth in Regulation D under the Securities Act.

Admission Standards

Shares will be sold only to investors who are both (i) "accredited investors" as that term is defined in Rule 501(a) of Regulation D promulgated by the Commission and (ii) accredited, exempt or otherwise excluded purchasers under all applicable "blue sky" statutes and regulations.

                  Pursuant to Regulation D, an investor must meet at least one of the following criteria in order to be an "accredited investor."

                  (1) Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

         (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

         (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

         (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

         (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

         (6) Any natural person who had (i) an individual income in excess of $200,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year, or (ii) joint income with that person's spouse in excess of $300,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year;

         (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D;

         (8) Any entity (other than an irrevocable trust) in which all of the equity owners are accredited investors.

Suitability

Satisfaction of the above Admission Standards and the ability to make the other representations in the Subscription Agreement do not necessarily mean that Units are a suitable investment for a prospective investor. Prospective investors should carefully evaluate whether an investment in the Company is suitable for their particular circumstances and investment needs. In doing so, they should consult with such legal, tax, and financial advisors as they consider appropriate, and should avail themselves of the opportunity to ask questions of the Company.

Each investor must, either alone or with the assistance of a "purchaser representative," have sufficient knowledge and experience in financial and business matters generally and in securities investment in particular to allow him or her to evaluate the merits and risks of investing in the Company. In addition, each investor should have sufficient funds, beyond those he or she intends to invest in the Company, to meet personal needs and contingencies. Investors should understand that they will not have access to the funds invested in the Company for an extended period of time and should be capable of absorbing a loss or reduction in the value of their investments. See "Certain Risk Factors."

Additional Subscription Considerations

Each investor must complete, execute and deliver to the Company, the Subscription Agreement accompanying this Memorandum in Appendix A. All subscription documents will be reviewed by the Company for compliance with suitability standards. The Company has the right, in its sole discretion, to reject any subscription even though the investor satisfies the described tests. Subject to the limitations of applicable federal and state laws, the Company also has the right, in its sole discretion, to accept subscriptions.

All representations by prospective investors shall be reviewed and relied upon by the Company in determining the suitability of such persons under applicable securities laws and regulations. These suitability standards for accredited investors represent minimum requirements under federal and state law, and a prospective investor's satisfaction of the standards does not necessarily mean that the shares of Common Stock are a suitable investment for such potential investor. The Company reserves the right, in its sole discretion, to reject any subscription for any reason.

How to Subscribe

All investors must complete, execute, acknowledge and return to the Company, the Subscription Agreement delivered with this Memorandum.

In addition, each of the prospective investors must send a check for the full amount of the purchase price for the subscribed Shares. All subscription checks should be made payable to "GPN Network, Inc." and should be mailed to the Company at 18881 Von Karman, Suite 100, Irvine, California 92612.

The Company will notify each investor of its acceptance or rejection of such prospective investor's subscription promptly after receipt and review of all necessary documentation as described above. Any subscription not accepted by the Company will be returned to an investor without interest thereon or deduction therefrom. If the Company accepts a prospective investor's subscription, the Company will promptly issue a certificate evidencing the subscribed Shares.

Acceptance of subscriptions and the completion of this Offering are subject to the Company obtaining all requisite "Blue Sky" and other permits, if any, required by applicable law.

BY EXECUTING THE SUBSCRIPTION DOCUMENT, EACH INVESTOR IS AGREEING TO BE BOUND BY THE TERMS OF SUCH SUBSCRIPTION DOCUMENT.

- --------------------------------------------------------------------------------
                            DESCRIPTION OF SECURITIES
- --------------------------------------------------------------------------------
The following description of the Company's securities is qualified in its entirety by reference to the Company's Articles of Incorporation and Bylaws, which may be obtained on request from the Company. See "Additional Information."

The Company is authorized to issue up to 50,000,000 shares of Common Stock par value $0.001, and up to 10,000,000 shares of Preferred Stock, having such terms as may be determined by the Board of Directors of the Company. As of February 1, 2001, there were 10,652,447 issued and outstanding shares of Common Stock and 2,675,702 outstanding warrants or options to acquire Common Stock at exercise prices of between $0.25 and $10.00 per share.

Common Stock. Each holder of Common Stock is entitled to one vote for each share held of record. Under Delaware law, stockholders have no right to exercise cumulative voting in the election of directors. However, depending upon whether the assets, revenues or employees of the Company meet certain tests under California law, the Company may be subject to certain California corporation laws, including a law requiring that stockholders be permitted to exercise cumulative voting for directors. Each share of Common Stock is entitled to share ratably in distributions to stockholders and to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. Upon liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to receive, pro rata, the proceeds of liquidation of the Company which are legally available for distribution to stockholders, subject to the rights and preferences of any outstanding preferred stock. The issued and outstanding shares of Common Stock are fully paid and non-assessable.

Warrants. All Warrants issued by the Company pursuant to this Offering are issued pursuant to the terms of a Warrant Agreement, in the form attached hereto as Appendix B. The following is a summary of the terms of the Warrant Agreement, and is qualified by the provisions of the Warrant Agreement.

For each Unit purchased by an investor, the investor will receive one Warrant to purchase an additional share of Common Stock at an exercise price of $2.50 per share. The Warrants are exercisable at any time immediately upon issuance and until March 12, 2004. Upon expiration, the Warrants will terminate. The number of type of securities issuable upon exercise of the Warrants are subject to proportionate adjustment in the event of certain stock dividends, stock splits, reclassifications, consolidations or mergers of the Company.

In the event the Company's stock price trades at a closing bid price of $4.00 or more for five consecutive trading days, the Company has the right to call the exercise of the Warrants for a period of (30) thirty days, after which the Warrants must be exercised or will expire.

Subject  to  compliance  with  applicable   securities  laws,  Warrants  may  be
transferred or sold. The holders of Warrants are not entitled to vote, receive dividends or exercise any of the rights of stockholders of the Company.

Warrants may be exercised only upon surrender of the Warrant Certificate at the offices of the Company with the form of "Election to Purchase" completed and signed, accompanied by payment of the full exercise price for the number of Warrants being exercised.

In addition to the warrants authorized in this offering, the Company has a total of 2,222,244 warrants outstanding from prior offerings, including 951,122 warrants exercisable for $7.50 per share and 951,122 warrants exercisable for $10.00 per share. From December 11, 2000 to February 5, 2001, the Company conducted a limited offer to exercise as units (the "Warrant Units") the warrants exercisable for $7.50 and $10.00 per share, at a reduced price of $1.00 per Warrant Unit, pursuant to which the holders who exercised Warrant Units received for each Warrant Unit one share of Common Stock, one warrant exercisable for $2.50 per share and one warrant exercisable for $5.00 per share. In connection with that offering, the Company sold 160,000 Warrant Units for the gross proceeds of $160,000.

In addition to the warrants mentioned above, the Company also has an aggregate of 453,458 warrants and options outstanding that were issued to outside consultants and employees, with exercise prices ranging from $0.25 to 3.75 per share.

Preferred Stock. Preferred stock of the Company can be issued in one or more series as may be determined from time to time by the Board of Directors, without further shareholder approval. The Board may establish the rights, preferences, and privileges of each series of preferred stock. There are currently no shares of Preferred Stock outstanding and no series of Preferred Stock approved for issuance by the Board.

The Company is a public reporting company which files regular annual, quarterly and special reports with the SEC. The Company intends to furnish reports to stockholders as required by applicable laws and regulations of the SEC. All public reports filed with the SEC are available on-line at www.freeedgar.com.

- --------------------------------------------------------------------------------
                                  LEGAL COUNSEL
- --------------------------------------------------------------------------------
Counsel has not been retained to represent purchasers of the Units. Prospective purchasers are advised to consult their own legal counsel.


                             ***********************















                                       33